SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002 (August 14, 2002)

Province Healthcare Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23639 (Commission File Number)	62-1710772 (IRS Employer Identification No.)

105 Westwood Place Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)	37027 (Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

                  On August 14, 2002, Province Healthcare Company (the “Registrant”) filed with the Securities and Exchange Commission its Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”). Accompanying the Report were certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this report.

Item 7. Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer of Province Healthcare Company Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of the Chief Financial Officer of Province Healthcare Company Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

By:	/s/ Martin S. Rash

Martin S. Rash Chief Executive Officer

Date: August 14, 2002